EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel 650/312.2000 franklintempleton.com

Contact:	Franklin Resources, Inc.
Investor Relations: Greta Gahl (650) 312-4091
Corporate Communications: Lisa Gallegos (650) 312-3395
franklintempleton.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Third Quarter Results

San Mateo, CA, July 26, 2007 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $479.8 million, or $1.91 per share diluted, on revenues of $1,639.8 million for the quarter ended June 30, 2007. In the quarter ended March 31, 2007, net income was $440.9 million, or $1.73 per share diluted, on revenues of $1,509.0 million. For the quarter ended June 30, 2006, net income was $371.4 million, or $1.41 per share diluted, on revenues of $1,317.3 million.

Operating income for the quarter ended June 30, 2007 was $539.5 million, as compared to $499.1 million for the prior quarter and $452.0 million for the quarter ended June 30, 2006. The company’s non-operating income for the quarter ended June 30, 2007 included $105.3 million of investment and other income, net, as compared to $100.9 million in the prior quarter and $52.3 million for the quarter ended June 30, 2006.

Assets under management by the company’s subsidiaries were $624.0 billion at June 30, 2007, as compared to $576.0 billion at March 31, 2007 and $490.1 billion at June 30, 2006. Simple monthly average assets under management during the quarter ended June 30, 2007 were $605.5 billion, as compared to $563.7 billion in the preceding quarter and $494.6 billion in the same quarter a year ago. Equity assets comprised 60% of total assets under management at June 30, 2007, March 31, 2007 and June 30, 2006. Fixed-income assets comprised 21% of total assets under management at June 30, 2007 and March 31, 2007, as compared to 22% at June 30, 2006. Hybrid assets accounted for 18% of total assets under management at June 30, 2007 and March 31, 2007, as compared to 17% at June 30, 2006. Sales exceeded redemptions by $15.9 billion for the quarter ended June 30, 2007, as compared to $10.9 billion for the prior quarter and $1.3 billion for the comparable quarter a year ago.

Fiscal Third Quarter 2007 Highlights

Global Business Developments

•

The company introduced the U.S.-registered Franklin All Cap Value Fund which seeks long-term total return by investing primarily in equity securities of companies of any size that the fund’s managers believe are undervalued and have the potential for capital appreciation.

•	Launched new funds in Canada, India, Korea and Luxembourg, focused primarily on fixed income, balanced and sector-specific asset classes.

•	Franklin Templeton Investments and China Life officially opened their Hong Kong-based asset management company, China Life Franklin Asset Management Co., Limited.

•

As part of a company-wide sales and marketing campaign focused on fixed income funds, over 800 financial advisors attended a webcast that featured portfolio managers from the Franklin Templeton Fixed Income Group presenting their economic outlook.

•	Franklin Templeton announced plans to join DST Systems’ Vision, an interactive website that gives financial intermediaries a consolidated view of their client accounts, by the end of calendar 2007.

•	Launched a client education program to provide certain institutional business clients with a comprehensive overview of the company’s investment and servicing capabilities.

Investment Performance

Lipper Performance Rankings of Franklin Templeton’s U.S.-Registered Long-Term Mutual Funds 1,2

(See important footnotes in “Supplemental Information” section at the end of this release.)

FRANKLIN TEMPLETON 3,4

Lipper Quartile	Period Ended June 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	70%	85%	81%	92%

3rd & 4th	30%	15%	19%	8%

FRANKLIN TEMPLETON EQUITY 3,5

Lipper Quartile	Period Ended June 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	60%	80%	73%	88%

3rd & 4th	40%	20%	27%	12%

FRANKLIN TEMPLETON FIXED INCOME 3,6

Lipper Quartile	Period Ended June 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	94%	97%	97%	99%

3rd & 4th	6%	3%	3%	1%

FRANKLIN EQUITY 3,7

Lipper Quartile	Period Ended June 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	79%	82%	81%	82%

3rd & 4th	21%	18%	19%	18%

TEMPLETON EQUITY 3,8

Lipper Quartile	Period Ended June 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	22%	69%	68%	90%

3rd & 4th	78%	31%	32%	10%

MUTUAL SERIES EQUITY 3,9

Lipper Quartile	Period Ended June 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	100%	100%	64%	100%

3rd & 4th	0%	0%	36%	0%

FRANKLIN TEMPLETON TAXABLE FIXED INCOME 3,10

Lipper Quartile	Period Ended June 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	75%	88%	89%	96%

3rd & 4th	25%	12%	11%	4%

FRANKLIN TEMPLETON TAX-FREE FIXED INCOME 3,11

Lipper Quartile	Period Ended June 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	100%	100%	100%	100%

3rd & 4th	0%	0%	0%	0%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except assets under management and per share data)	Three months ended June 30			Nine months ended June 30
	2007	2006	% Change	2007	2006	% Change
Operating Revenues
Investment management fees	$927,843	$786,015	18%	$2,610,529	$2,199,469	19%
Underwriting and distribution fees	619,315	447,136	39%	1,699,936	1,307,516	30%
Shareholder servicing fees	70,126	65,593	7%	206,024	194,930	6%
Consolidated sponsored investment products income, net	3,134	2,753	14%	5,298	5,589	(5%)
Other, net	19,393	15,778	23%	54,845	45,993	19%

Total operating revenues	1,639,811	1,317,275	24%	4,576,632	3,753,497	22%

Operating Expenses
Underwriting and distribution	595,905	430,727	38%	1,607,902	1,224,040	31%
Compensation and benefits	275,516	242,686	14%	795,003	692,348	15%
Information systems, technology and occupancy	79,735	74,082	8%	228,751	221,877	3%
Advertising and promotion	52,358	41,309	27%	133,254	107,776	24%
Amortization of deferred sales commissions	40,817	31,514	30%	112,179	95,631	17%
Amortization of intangible assets	3,685	2,650	39%	9,019	11,359	(21%)
Intangible assets impairment	—	—	N/A	—	68,400	(100%)
Other	52,289	42,321	24%	143,865	125,737	14%

Total operating expenses	1,100,305	865,289	27%	3,029,973	2,547,168	19%

Operating income	539,506	451,986	19%	1,546,659	1,206,329	28%

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	16,348	(8,352)	N/A	60,389	19,454	210%
Investment and other income, net	105,304	52,271	101%	277,270	140,025	98%
Interest expense	(6,137)	(6,682)	(8%)	(18,249)	(22,995)	(21%)

Other income, net	115,515	37,237	210%	319,410	136,484	134%

Income before taxes on income	655,021	489,223	34%	1,866,069	1,342,813	39%
Taxes on income	175,258	117,809	49%	518,640	456,914	14%

Net income	$479,763	$371,414	29%	$1,347,429	$885,899	52%

Earnings per Share
Basic	$1.94	$1.44	35%	$5.38	$3.46	55%
Diluted	1.91	1.41	35%	5.31	3.37	58%

Dividends per share	$0.15	$0.12	25%	$0.45	$0.36	25%

Average Shares Outstanding (in thousands)
Basic	247,858	257,592	(4%)	250,676	256,276	(2%)
Diluted	251,305	262,876	(4%)	253,805	264,266	(4%)

Operating Margin[1]	33%	34%		34%	32%

Assets Under Management (in millions)
Beginning of period	$576,016	$491,592	17%	$511,330	$453,065	13%
Sales	51,887	35,353	47%	132,936	98,283	35%
Reinvested distributions	3,932	2,866	37%	19,118	12,667	51%
Redemptions	(35,958)	(34,008)	6%	(96,145)	(88,542)	9%
Distributions	(4,673)	(3,458)	35%	(23,619)	(15,526)	52%
Acquisitions (dispositions)[2]	—	242	(100%)	(1,968)	242	N/A
Appreciation (depreciation)	32,844	(2,453)	N/A	82,396	29,945	175%

End of period	$624,048	$490,134	27%	$624,048	$490,134	27%

Simple Monthly Average for Period	$605,508	$494,567	22%	$568,032	$475,959	19%

1 Operating margin: Operating income divided by total operating revenues.

2 The nine months ended June 30, 2007 balance included the divestiture of assets under management of a former subsidiary at October 1, 2006.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data)

	Three months ended
	30-Jun-07	31-Mar-07	% Change	31-Dec-06	30-Sep-06	30-Jun-06
Operating Revenues
Investment management fees	$927,843	$850,796	9%	$831,890	$764,458	$786,015
Underwriting and distribution fees	619,315	570,848	8%	509,773	448,484	447,136
Shareholder servicing fees	70,126	68,333	3%	67,565	64,365	65,593
Consolidated sponsored investment products income, net	3,134	1,327	136%	837	2,123	2,753
Other, net	19,393	17,702	10%	17,750	17,799	15,778

Total operating revenues	1,639,811	1,509,006	9%	1,427,815	1,297,229	1,317,275

Operating Expenses
Underwriting and distribution	595,905	533,946	12%	478,051	417,361	430,727
Compensation and benefits	275,516	268,471	3%	251,016	243,906	242,686
Information systems, technology and occupancy	79,735	73,953	8%	75,063	80,464	74,082
Advertising and promotion	52,358	46,035	14%	34,861	48,684	41,309
Amortization of deferred sales commissions	40,817	37,615	9%	33,747	34,242	31,514
Amortization of intangible assets	3,685	2,666	38%	2,668	2,663	2,650
Other	52,289	47,237	11%	44,339	42,857	42,321

Total operating expenses	1,100,305	1,009,923	9%	919,745	870,177	865,289

Operating income	539,506	499,083	8%	508,070	427,052	451,986

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	16,348	13,755	19%	30,286	14,170	(8,352)
Investment and other income, net	105,304	100,857	4%	71,109	57,757	52,271
Interest expense	(6,137)	(5,990)	2%	(6,122)	(6,226)	(6,682)

Other income, net	115,515	108,622	6%	95,273	65,701	37,237

Income before taxes on income	655,021	607,705	8%	603,343	492,753	489,223
Taxes on income	175,258	166,839	5%	176,543	111,084	117,809

Net income	$479,763	$440,866	9%	$426,800	$381,669	$371,414

Earnings per Share
Basic	$1.94	$1.75	11%	$1.69	$1.51	$1.44
Diluted	1.91	1.73	10%	1.67	1.49	1.41

Dividends per share	$0.15	$0.15	—%	$0.15	$0.12	$0.12

Average Shares Outstanding (in thousands)

Basic	247,858	251,763	(2%)	252,400	252,140	257,592
Diluted	251,305	255,160	(2%)	255,547	255,429	262,876

Operating Margin[1]	33%	33%		36%	33%	34%

Employees	8,665	8,337	4%	8,211	7,982	7,817
Billable Shareholder Accounts (in millions)	21.0	20.5	2%	19.5	17.7	18.7

1 Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.

Summary Balance Sheets

(in thousands)	Preliminary Unaudited June 30, 2007	September 30, 2006
Assets
Current assets	$5,157,546	$4,969,601
Banking/finance assets	874,965	1,148,893
Non-current assets	3,422,230	3,381,365

Total assets	$9,454,741	$9,499,859

Liabilities and Stockholders’ Equity
Current liabilities	$1,354,931	$962,196
Banking/finance liabilities	598,003	908,387
Non-current liabilities	409,565	848,752

Total liabilities	2,362,499	2,719,335
Minority interest	68,771	95,796
Total stockholders’ equity	7,023,471	6,684,728

Total liabilities and stockholders’ equity	$9,454,741	$9,499,859

Ending Shares of Common Stock Outstanding	245,856	253,249

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Jun-07	31-Mar-07	% Change	31-Dec-06	30-Sept-06	30-Jun-06
Equity
Global/international	$274.4	$248.7	10%	$240.6	$217.6	$209.7
Domestic (U.S.)	101.6	95.1	7%	91.0	84.4	82.1

Total equity	376.0	343.8	9%	331.6	302.0	291.8

Hybrid	112.7	105.0	7%	98.7	90.6	84.6

Fixed-Income
Tax-free	58.2	57.3	2%	56.6	55.6	54.1
Taxable:
Domestic (U.S.)	32.8	33.0	(1%)	32.4	32.4	31.3
Global/international	37.8	31.0	22%	27.3	24.4	22.4

Total fixed-income	128.8	121.3	6%	116.3	112.4	107.8

Money Market	6.5	5.9	10%	6.3	6.3	5.9

Total Ending Assets	$624.0	$576.0	8%	$552.9	$511.3	$490.1

Simple Monthly Average Assets	$605.5	$563.7	7%	$533.1	$500.4	$494.6

ASSETS UNDER MANAGEMENT AND FLOWS

(in billions)	Three months ended
	30-Jun-07	31-Mar-07	% Change	30-Jun-06	% Change
Beginning Assets Under Management	$576.0	$552.9	4%	$491.6	17%
U.S. retail assets[1]
Beginning assets	$345.2	$330.9	4%	$295.0	17%

Sales	21.7	20.1	8%	14.7	48%
Reinvested distributions	3.4	1.8	89%	2.6	31%
Redemptions	(14.0)	(13.1)	7%	(13.2)	6%
Distributions	(4.1)	(2.9)	41%	(3.2)	28%
Appreciation (depreciation)	14.3	8.4	70%	(2.7)	N/A

Ending assets	$366.5	$345.2	6%	$293.2	25%

Other assets, including international and institutional
Beginning assets	$230.8	$222.0	4%	$196.6	17%

Sales	30.2	23.3	30%	20.7	46%
Reinvested distributions	0.5	0.5	—%	0.3	67%
Redemptions	(22.0)	(19.4)	13%	(20.8)	6%
Distributions	(0.6)	(0.5)	20%	(0.3)	100%
Acquisitions	—	—	N/A	0.2	(100%)
Appreciation	18.6	4.9	280%	0.2	N/A

Ending assets	$257.5	$230.8	12%	$196.9	31%

Total Ending Assets	$624.0	$576.0	8%	$490.1	27%

Total Assets Under Management
Beginning assets	$576.0	$552.9	4%	$491.6	17%

Sales	51.9	43.4	20%	35.3	47%
Reinvested distributions	3.9	2.3	70%	2.9	34%
Redemptions	(36.0)	(32.5)	11%	(34.0)	6%
Distributions	(4.7)	(3.4)	38%	(3.4)	38%
Acquisitions	—	—	N/A	0.2	(100%)
Appreciation (depreciation)	32.9	13.3	147%	(2.5)	N/A

Ending assets	$624.0	$576.0	8%	$490.1	27%

1 U.S. retail assets include institutional assets totaling approximately $43.0 billion that are invested in U.S. retail fund and annuity products. Total institutional and high net-worth assets at June 30, 2007 were approximately $191.7 billion, of which high net-worth assets comprised $11.0 billion.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Jun-07	31-Mar-07	30-Jun-06
Global/international equity
Beginning assets	$248.7	$240.6	$210.8

Sales	17.8	17.2	15.2
Reinvested distributions	1.1	0.7	0.5
Redemptions	(14.9)	(15.1)	(15.6)
Distributions	(1.2)	(0.8)	(0.6)
Acquisitions	—	—	0.2
Appreciation (depreciation)	22.9	6.1	(0.8)

Ending assets	274.4	248.7	209.7

Domestic (U.S.) equity
Beginning assets	95.1	91.0	84.8

Sales	5.4	5.1	4.2
Reinvested distributions	1.0	0.2	1.0
Redemptions	(3.8)	(3.9)	(4.7)
Distributions	(1.0)	(0.2)	(1.0)
Appreciation (depreciation)	4.9	2.9	(2.2)

Ending assets	101.6	95.1	82.1

Hybrid
Beginning assets	105.0	98.7	83.5

Sales	7.0	6.4	3.7
Reinvested distributions	0.9	0.6	0.6
Redemptions	(3.1)	(2.2)	(2.5)
Distributions	(1.2)	(0.9)	(0.8)
Appreciation	4.1	2.4	0.1

Ending assets	112.7	105.0	84.6

Tax-free income
Beginning assets	57.3	56.6	54.3

Sales	3.3	2.2	1.8
Reinvested distributions	0.4	0.4	0.3
Redemptions	(1.8)	(1.5)	(1.7)
Distributions	(0.6)	(0.7)	(0.6)
(Depreciation) appreciation	(0.4)	0.3	—

Ending assets	58.2	57.3	54.1

Taxable fixed-income
Beginning assets	64.0	59.7	52.6

Sales	11.3	8.3	5.7
Reinvested distributions	0.4	0.3	0.4
Redemptions	(6.0)	(5.0)	(4.7)
Distributions	(0.6)	(0.7)	(0.4)
Appreciation	1.5	1.4	0.1

Ending assets	70.6	64.0	53.7

Money market
Beginning assets	5.9	6.3	5.6

Sales	7.1	4.2	4.8
Reinvested distributions	0.1	0.1	0.1
Redemptions	(6.4)	(4.8)	(4.8)
Distributions	(0.1)	(0.1)	(0.1)
(Depreciation) appreciation	(0.1)	0.2	0.3

Ending assets	6.5	5.9	5.9

Ending Assets Under Management	$624.0	$576.0	$490.1

Conference Call Information

On Thursday, July 26, 2007, Franklin Resources, Inc., [NYSE:BEN] will release its third fiscal quarter 2007 financial results. President and Chief Executive Officer of Franklin Resources, Inc., Greg Johnson, and Senior Vice President, Chief Financial Officer and Treasurer, Ken Lewis, will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) that day to discuss the quarterly results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 645-0197 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through August 26, 2007. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 6899471, after 5:30 p.m. Eastern Time on July 26, 2007, through 11:59 p.m. Eastern Time on August 26, 2007.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. [NYSE:BEN], is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has 60 years of investment experience and approximately $624.0 billion in assets under management as of June 30, 2007. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds’ principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.

Lipper rankings for Franklin Templeton U.S.-based funds are based on Class A shares. Rankings for other classes may vary. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A asset data is based on 05/31/07 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 145 peer groups of U.S. retail mutual funds, and the groups vary in size from 7 to 914 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

4.

Source: Lipper® Inc., 06/30/07. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 42, 50, 45 and 43 funds ranked in the top quartile and 34, 18, 19 and 18 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 06/30/07. Of the eligible Franklin Templeton equity funds tracked by Lipper, 17, 18, 10 and 11 funds ranked in the top quartile and 14, 8, 12 and 11 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 06/30/07. Of the eligible Franklin Templeton non-money market fixed income funds tracked by Lipper, 25, 32, 35 and 32 funds ranked in the top quartile and 20, 10, 7 and 7 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 06/30/07. Of the eligible Franklin equity mutual funds tracked by Lipper, 5, 10, 6 and 5 funds ranked in the top quartile and 12, 5, 8 and 8 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 06/30/07. Of the eligible Templeton equity mutual funds tracked by Lipper, 5, 2, 1 and 2 funds ranked in the top quartile and 2, 2, 2 and 2 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 06/30/07. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 7, 6, 3 and 4 funds ranked in the top quartile and 0, 1, 2 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 06/30/07. Of the eligible Franklin Templeton non-money market taxable fixed income funds tracked by Lipper, 5, 3, 5 and 3 funds ranked in the top quartile and 5, 5, 4 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 06/30/07. Of the eligible Franklin Templeton non-money market tax-free fixed income funds tracked by Lipper, 20, 29, 30 and 29 funds ranked in the top quartile and 15, 5, 3 and 4 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, and Franklin’s subsequent Form 10-Q filings.

•	We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•

Our ability to maintain the beneficial tax treatment we anticipate with respect to foreign earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.

•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.

•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.

•	The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

•

Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.

•	We could suffer losses in earnings or revenue if our reputation is harmed.

•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.

•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

•

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.

•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.

•

Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

# # #